UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 17, 2018

Date of Report (Date of earliest event reported)

QUALITY CARE PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-37805	81-2898967
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

7315 Wisconsin Avenue, Suite 550 East

Bethesda, MD  20814

(Address of principal executive offices) (Zip Code)

(240)  223-4680

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 17, 2018, Quality Care Properties, Inc. (“QCP” or the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, there were present, in person or by proxy, 86,542,807 shares of the Company’s common stock, which represented approximately 92.3% of the shares entitled to vote and constituted a quorum.

Set forth below are the voting results of the four proposals considered and voted upon at the Annual Meeting, each of which was described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2018.

Proposal 1

All of the nominees listed below were elected to the Board of Directors of the Company, and each received a plurality of the votes cast at the Annual Meeting.

	For	Withhold	Broker Non-Votes
Mark S. Ordan	70,437,178	9,697,432	6,408,197
Glenn G. Cohen	71,036,657	9,097,953	6,408,197
Jerry L. Doctrow	70,805,335	9,329,275	6,408,197
Paul J. Klaassen	70,806,358	9,328,252	6,408,197
Philip R. Schimmel	71,037,572	9,097,038	6,408,197
Kathleen Smalley	70,764,403	9,370,207	6,408,197
Donald C. Wood	71,037,878	9,096,732	6,408,197

Proposal 2

The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was approved at the Annual Meeting.

For	Against	Abstain
85,335,908	183,722	1,023,177

Proposal 3

The Company’s executive compensation was approved, on a non-binding advisory basis, at the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
69,277,742	9,800,892	1,055,976	6,408,197

Proposal 4

The option of “1 Year” as the frequency with which stockholders are provided a non-binding advisory vote on the Company’s executive compensation, was approved, on a non-binding advisory basis, by the highest number of votes cast on this proposal at the Annual Meeting.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
77,277,944	49,399	1,757,409	1,049,858	6,408,197

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2018

Quality Care Properties, Inc.

	By:	/s/ C. Marc Richards
		Name:	C. Marc Richards
		Title:	Chief Financial Officer